Coho Relative Value ESG Fund
Schedule of Investments
October 31, 2024 (Unaudited)

COMMON STOCKS - 95.6%	Shares	Value
Communication Services - 3.4%
Walt Disney	13,580	$1,306,396

Consumer Discretionary - 17.4%
AutoZone (a)	435	1,308,915
Lowe's Companies	7,859	2,057,722
Ross Stores	12,818	1,790,931
Service Corp International	18,737	1,529,876
		6,687,444

Consumer Staples - 19.6%
Coca-Cola	14,353	937,394
Colgate-Palmolive	12,615	1,182,152
Kenvue,	49,792	1,141,731
Keurig Dr Pepper	36,617	1,206,530
Mondelez International - Class A	20,304	1,390,418
Sysco	22,501	1,686,450
		7,544,675

Financials - 14.5%
Global Payments	11,009	1,141,743
Marsh & McLennan Companies	6,842	1,493,198
State Street	14,383	1,334,743
US Bancorp	33,729	1,629,448
		5,599,132

Health Care - 31.5%(b)
Abbott Laboratories	13,490	1,529,361
Amgen	4,545	1,455,127
Baxter International	34,907	1,246,180
Cencora	7,152	1,631,228
Johnson & Johnson	9,246	1,478,066
Medtronic PLC	16,251	1,450,402
Thermo Fisher Scientific	2,653	1,449,387
UnitedHealth Group	3,318	1,873,011
		12,112,762

Industrials - 4.6%
W.W. Grainger	1,606	1,781,423

Information Technology - 4.6%
Microchip Technology	23,871	1,751,415
TOTAL COMMON STOCKS (Cost $33,681,930)		36,783,247

TOTAL INVESTMENTS - 95.6% (Cost $33,681,930)		36,783,247
Money Market Deposit Account - 4.4% (c)		1,712,723
Other Assets in Excess of Liabilities - 0.0% (d)		130
TOTAL NET ASSETS - 100.0%		$38,496,100

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of October 31, 2024 was 2.87%.

(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of October 31, 2024 (Unaudited)

Coho Relative Value ESG Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$36,783,247	$–	$–	$36,783,247
Total Investments	$36,783,247	$–	$–	$36,783,247

Refer to the Schedule of Investments for further disaggregation of investment categories.